SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                   Form 8-K/A



                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 28, 2001
                                                         -----------------



                      LEXINGTON CORPORATE PROPERTIES TRUST
--------------------------------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


          Maryland                    1-12386               13-3717318
----------------------------- --------------------- ----------------------------
(State or other jurisdiction      (Commission File       (IRS Employer
     of incorporation)                 Number)         Identification No.)


                  355 Lexington Avenue New York, New York 10017
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (212) 692-7260
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     Item 7, entitled "Financial Statements, Pro Forma Financial Information and Exhibits," is amended and restated in its entirety as follows:


          (a) Previously filed as part of the Registration Statement (as defined below).

          (b) Unaudited Pro Forma Income Statement for the Nine Months Ended September 30, 2001.
               Unaudited Pro Forma Income Statement for the Year Ended December 31, 2000.
               Unaudited Pro Forma Balance Sheet as of September 30, 2001.

          (c)  Exhibits

               99.1 Joint Consent and Proxy Solicitation Statement/Prospectus of
                    Lexington (filed as Part I to Lexington's Registration Statement on Form S-4 (File No. 333-70790)) (the "Registration Statement").*

               99.2 Press release of Lexington dated November 29, 2001
                    (previously filed as Exhibit 99.2 to Lexington's Current Report on Form 8-K on November 30, 2001).*

               -----------
               *    Incorporated by Reference

                         PRO FORMA FINANCIAL INFORMATION

Lexington Corporate Properties Trust

               The accompanying unaudited pro forma consolidated balance sheet of Lexington as of September 30, 2001 has been prepared from the historical consolidated financial statements of Lexington, Net 1 and Net 2, as adjusted to give effect to (i) Lexington's acquisition of Net 1 and Net 2.

               The accompanying unaudited pro forma statements of income of Lexington for the year ended December 31, 2000 and the nine months ended September 30, 2001 have been prepared as if (a) Lexington's acquisition of Net 1 and Net 2 had been consummated as of January 1, 2000 and (b) all 2001 and 2000 property purchases and sales, and the sale of 4.4 million common shares in an underwritten public offering completed in July and August 2001, had been consummated as of January 1, 2000. The unaudited pro forma financial data does not purport to be indicative of what the results of operations or financial position of Lexington would have been had the mergers, all other property purchases and sales, and the above-referenced sale of common shares, been completed on the date assumed, nor is such unaudited financial data necessarily indicative of the results of operations of Lexington that may exist in the future. The unaudited pro forma financial data must be read in conjunction with the notes thereto and with the historical Consolidated Financial Statements and the related notes included in Lexington's Annual Report on Form 10-K and quarterly report on Form 10-Q.

                      Lexington Corporate Properties Trust
                      Unaudited Pro Forma Income Statement
                  for the Nine Months Ended September 30, 2001


                                                                                                                         Common
                                                                                                          All other      Share
                                                      Lexington           Net 1            Net 2       Transactions(i)  Offering
                                                   ---------------   ---------------  ---------------  --------------- ----------
                                                                       (Dollar amounts in thousands, except per share data)
Revenues

     Rental......................................  $        57,825   $         4,020  $         8,114  $        (141)  $      --
     Equity in earnings of non-consolidated
     entities....................................            2,196                --               --            416          --
     Interest and other .........................              882                49              208             --          --
                                                   ---------------   ---------------  ---------------  -------------   ---------
                                                            60,903             4,069            8,322            275          --
                                                   ---------------   ---------------  ---------------  -------------   ---------

Expenses
     Interest expense............................           22,636             1,210            3,243            (81)     (1,167)(j)
     Depreciation and amortization of real
      estate.....................................           13,449               758            1,556             --
     Amortization of deferred expenses...........            1,192                --              244             --
     General and administrative expenses.........            3,682               353              819             --
     Property operating expenses.................            1,150                --               --             --
     Transaction costs                                          --               250              448             --          --
                                                   ---------------   ---------------  ---------------  -------------   ---------
                                                            42,109             2,571            6,310            (81)     (1,167)
                                                   ---------------   ---------------  ---------------  -------------   ---------

Income before gains (losses) on sale of property,
    minority interests and extraordinary item....           18,794             1,498            2,012            356       1,167
Gains (losses) on sale of properties.............               --              (456)             480            (24)         --
                                                   ---------------   ---------------  ---------------  -------------   ---------
Income before minority interest and
   extraordinary item............................           18,794             1,042            2,492            332       1,167
Minority interests...............................            3,935                --               --             --          --
                                                   ---------------   ---------------  ---------------  -------------   ---------
Income before extraordinary item.................           14,859             1,042            2,492            332       1,167
Extraordinary item...............................           (3,144)               --               --          3,144          --
                                                   ---------------   ---------------  ---------------  -------------   ---------
Net income                                         $        11,715   $         1,042  $         2,492  $       3,476   $   1,167
                                                   ===============   ===============  ===============  =============   =========


Income per common share - basic:

     Income before extraordinary item............  $          0.70
     Extraordinary item..........................            (0.17)
                                                   ---------------
     Net income..................................  $          0.53
                                                   ===============
     Weighted average common shares
      outstanding................................       18,364,342
                                                   ===============
Income per common share - diluted:
     Income before extraordinary item............  $          0.69
     Extraordinary item..........................            (0.17)
                                                   ---------------
     Net income..................................  $          0.52
                                                   ===============
     Weighted average common shares
      outstanding................................       18,674,703
                                                   ===============

                                                      Proforma         Proforma
                                                    Adjustments        Adjusted
                                                   ---------------   -----------

                                                   (Dollar amounts in thousands,
                                                      except per share data)
Revenues

     Rental......................................  $         72(a)   $    69,890
     Equity in earnings of non-consolidated
     entities....................................            --            2,612
     Interest and other .........................          (188)(b)          951
                                                   ---------------   -----------
                                                           (116)          73,453
                                                   ---------------   -----------
Expenses
     Interest expense............................           401(c)        26,242
     Depreciation and amortization of real
      estate.....................................           127(d)        15,890
     Amortization of deferred expenses...........            --            1,436
     General and administrative expenses.........          (116)(e)        4,738
     Property operating expenses.................            --            1,150
     Transaction costs                                     (698)(f)           --
                                                   ---------------   -----------
                                                           (286)          49,456
                                                   ---------------   -----------
Income before gains on sale of property, minority
    interests and extraordinary item.............           170           23,997
Gains on sale of properties......................            --               --
                                                   ---------------   -----------
Income before minority interest and
   extraordinary item............................           170           23,997
Minority interests...............................            35(h)         3,970
                                                   ---------------   -----------
Income before extraordinary item.................           135           20,027
Extraordinary item...............................            --               --
                                                   ---------------   -----------
Net income                                         $        135      $    20,027
                                                   ===============   ===========

Income per common share - basic:

     Income before extraordinary item............                    $      0.75
     Extraordinary item..........................                             --
                                                                     -----------
     Net income..................................                    $      0.75
                                                                     ===========
     Weighted average common shares
      outstanding................................                     23,961,075
                                                                     ===========

Income per common share - diluted:
     Income before extraordinary item............                    $      0.73
     Extraordinary item..........................                             --
                                                                     -----------
     Net income..................................                    $      0.73
                                                                     ===========
     Weighted average common shares
      outstanding................................                     29,760,674
                                                                     ===========

                      Lexington Corporate Properties Trust
                      Unaudited Pro Forma Income Statement
                      for the Year Ended December 31, 2000

                                                                                                                        Common
                                                                                                       All other        Share
                                                     Lexington           Net 1            Net 2      Transactions(i)   Offering
                                                  ---------------   ---------------  --------------- --------------- ------------
                                                                      (Dollar amounts in thousands, except per share data)
Revenues
     Rental .............................         $        76,824   $         4,774  $        10,126  $       1,054  $        --
     Equity in earnings of
     non-consolidated entities...........                   1,851                --               --          1,049           --
     Interest and other .................                   1,330               163              541             --           --
                                                  ---------------   ---------------  ---------------  -------------  ------------
                                                           80,005             4,937           10,667          2,103           --
                                                  ---------------   ---------------  ---------------  -------------  ------------

Expenses
     Interest expense....................                  29,581             1,605            4,785            772       (2,000)(j)
     Depreciation and amortization of
     real estate.........................                  17,513               941            2,049            158           --
     Amortization of deferred expenses...                   1,497                --              383              7           --
     General and administrative expenses.                   4,902               447            1,011           (243)          --
     Property operating expenses.........                   1,504                --               --             --           --
     Transaction costs...................                      --               400              400             --           --
                                                  ---------------   ---------------  ---------------  -------------  ------------
                                                           54,997             3,393            8,628            694       (2,000)
                                                  ---------------   ---------------  ---------------  -------------  ------------

Income before gain on sale of properties
    and minority interests...............                  25,008             1,544            2,039          1,409        2,000
Gain on sale of properties ..............                   2,959                --               --           (695)          --
                                                  ---------------   ---------------  ---------------  -------------  ------------
Income before minority interests.........                  27,967             1,544            2,039            714        2,000
Minority interests.......................                   6,015                --               --           (184)          --
                                                  ---------------   ---------------  ---------------  -------------  ------------
Net income...............................         $        21,952   $         1,544  $         2,039  $         898  $     2,000
                                                  ===============   ===============  ===============  =============  ============

Income per common share - basic:

     Net income..........................         $          1.15
     Weighted average common shares               ===============
     outstanding ........................              16,900,039
                                                  ===============

Income per common share - diluted:
     Net income..........................         $          1.10
                                                  ===============
     Weighted average common shares
      outstanding........................              24,714,219
                                                  ===============




                                                      Proforma         Proforma
                                                    Adjustments        Adjusted
                                                   ---------------   -----------

                                                   (Dollar amounts in thousands,
                                                      except per share data)
Revenues

     Rental......................................  $         96 (a) $     92,874
     Equity in earnings of non-consolidated
     entities....................................            --            2,900
     Interest and other .........................          (394)(b)        1,640
                                                   ---------------   -----------
                                                           (298)          97,414
                                                   ---------------   -----------
Expenses
     Interest expense............................           447 (c)       35,190
     Depreciation and amortization of
      real estate................................           170 (d)       20,831
     Amortization of deferred expenses...........            --            1,887
     General and administrative expenses.........           (91)(e)        6,026
     Property operating expenses.................            --            1,504
     Transaction costs                                     (800)(f)           --
                                                   ---------------   -----------
                                                           (274)          65,438
                                                   ---------------   -----------
Income before gain on sale of properties
    and minority interests.......................           (24)          31,976
Gain on sale of properties......................         (2,264)(g)           --
                                                   ---------------   -----------
Income before minority interests.................        (2,288)          31,976
Minority interests...............................            39 (h)        5,870
                                                   ---------------   -----------
Net Income ......................................  $     (2,327)    $    26,106
                                                   ===============   ===========

Income per common share - basic:

     Net income..................................                    $      1.00
                                                                     ===========
     Weighted average common shares
      outstanding.............................. .                     23,444,269
                                                                     ===========

Income per common share - diluted:
     Net income..................................                    $      0.99
                                                                     ===========
     Weighted average common shares
      outstanding................................                     29,380,230
                                                                     ===========

                  Notes to Unaudited Pro Forma Income Statement
                          (Dollar amounts in thousands)


                                                                                                                      For the Nine
                                                                                                     For the Year     Months Ended
                                                                                                    ended 12/31/00      9/30/01
                                                                                                    --------------    -----------
(a)     Reflects straight line revenues relating to new measurement date for the Net 1 and Net 2
          property leases........................................................................     $      96         $      72
                                                                                                      =========         =========
(b)     Reflects the following:
        Elimination of acquisition fees earned by Lexington on third party acquisitions made
          by Net 1 and Net 2.....................................................................     $    (120)        $      --
        Elimination of asset management fees earned by Lexington.................................           (91)             (116)
        Elimination of interest earned in inter-entity notes payable/receivable..................          (183)              (72)
                                                                                                      ---------         ---------
                                                                                                      $    (394)        $    (188)
                                                                                                      =========         =========
(c)     Reflects the following:
        Elimination of interest expense on inter-entity notes payable/receivable.................     $    (183)        $     (72)
        Interest expense incurred in assumed line of credit drawn to purchase Net 1 and Net 2....           630               473
                                                                                                      ---------         ---------
                                                                                                      $     447         $     401
                                                                                                      =========         =========

(d)     Depreciation expense on the merger consideration allocated to the real estate assets of Net 1 and Net 2. The allocation of the purchase price for pro forma purposes is based upon Lexington management's best estimate of the relative fair value of each asset acquired and liability assumed. This estimate was determined based upon the familiarity with the Net Partnerships and industry experience.
          Accordingly, for such pro forma purposes 80% of the purchase price, in excess of other identifiable assets, has been allocated to real estate
          with a 40 year life and 20% to land....................................................     $     170         $     127
                                                                                                      =========         =========

(e)     Elimination of asset management fees paid by Net 1 & Net 2...............................     $     (91)        $    (116)
                                                                                                      =========         =========

(f)     Elimination of merger costs incurred by Net 1 and Net 2..................................     $    (800)        $    (698)
                                                                                                      =========         =========

(g)     Elimination of gains on sale of real estate for transactions between Lexington and Net 1
          and Net 2..............................................................................     $  (2,264)        $      --
                                                                                                      =========         =========

(h)     Impact on minority interest relating to the pro forma adjustments........................     $      39         $      35
                                                                                                      =========         =========

(i)     Represents the pro forma impact on each respective income statement item for all 2001 and 2000 Lexington, Net 1 and Net 2 purchases and sales of real estate.................

(j)     Elimination of interest expense associated with the repayment of $25,000, 8%
          Exchangeable Redeemable Secured Notes..................................................     $  (2,000)        $  (1,167)
                                                                                                      =========         =========

                      Lexington Corporate Properties Trust
                               Unaudited Pro Forma
                     Balance Sheet as of September 30, 2001


                                                                                                 Proforma          Proforma
                                                   Lexington        Net 1          Net 2        Adjustments        Adjusted
                                                 -------------   ----------    ------------   ---------------   -------------
                                                                 (Dollar amounts in thousands except per share data)

Real estate, net ............................     $  572,849     $   42,642     $   89,532     $    9,050 (a)    $    714,073
Cash and cash equivalents....................         15,766            987          1,600        (15,544)(b)           2,809
Restricted cash .............................          1,729             --             --             --               1,729
Investment in non-consolidated entities......         48,778             --             --             --              48,778
Other assets.................................         45,396          1,428          3,154         (8,750)(c)          41,228
                                                  ----------     ----------     ----------     ----------        ------------
     Total assets............................     $  684,518     $   45,057     $   94,286     $  (15,244)       $    808,617
                                                  ==========     ==========     ==========     ==========        ============

Mortgages and notes payable..................     $  348,763     $   19,879     $   54,906     $   16,593 (d)    $    440,141
Deferred installment obligations.............          6,654             --             --             --               6,654
Other liabilities............................          6,459          1,693          1,130            (41)(e)           9,241
                                                  ----------     ----------     ----------     ----------        ------------
                                                     361,876         21,572         56,036         16,552             456,036
                                                  ----------     ----------     ----------     ----------        ------------

Minority interest............................         57,365             --             --            322 (f)          57,687
                                                  ----------     ----------     ----------     ----------        ------------
Mezzanine equity:
     Preferred shares........................         24,369             --             --             --              24,369
                                                  ----------     ----------     ----------     ----------        ------------
     Common shares...........................          3,809             --             --             --               3,809
                                                  ----------     ----------     ----------     ----------        ------------

Partners' capital............................             --         23,485         38,250        (61,735)(g)              --
Shareholders' equity:
     Common shares...........................              2             --             --             --                   2
     Additional paid in capital .............        311,231             --             --         29,617 (h)         340,848
     Deferred compensation...................         (1,779)            --             --             --              (1,779)
     Accumulated distributions in excess
         of earnings.........................        (70,382)            --             --             --             (70,382)
     Notes receivable from
         officers/shareholders...............         (1,973)            --             --             --              (1,973)
                                                  ----------     ----------     ----------     ----------        ------------
     Shareholders' equity/partners' capital..        237,099         23,485         38,250        (32,118)            266,716
                                                  ----------     ----------     ----------     ----------        ------------
                                                  $  684,518     $   45,057     $   94,286     $  (15,244)       $    808,617
                                                  ==========     ==========     ==========     ==========        ============

                   Notes to Unaudited Pro Forma Balance Sheet
              (Dollar amounts in thousands, except per share data)



(a)  Reflects the excess over historical cost basis of consideration paid by Lexington for the real estate of Net 1 and
        Net 2 as determined as follows:

        Merger consideration issued................................................................................    $    63,885
        Mortgages assumed..........................................................................................         73,378
        Merger costs...............................................................................................          2,010
        Other liabilities assumed..................................................................................          2,782
                                                                                                                       -----------
             Purchase price........................................................................................        142,055
             Allocation
                Identifiable other assets..........................................................................         (1,688)
                Share issuance costs, contra equity................................................................         (2,010)
                                                                                                                       -----------
                               Subtotal............................................................................        138,357
                Reclassification of  Lexington investment in and receivables from Net 1 and Net 2..................          2,867
                                                                                                                       -----------
                Allocation to real estate, net.....................................................................        141,224
                Historical Net Partnership real estate basis.......................................................       (132,174)
                                                                                                                       -----------
                                                                                                                       $     9,050
                                                                                                                       ===========

(b)  Reflects the following:
     The payment of costs incurred by Net 1 and Net 2 associated with the mergers and estimated final partner
        distributions..............................................................................................    $    (1,948)
     Cash paid to the limited partners of Net 1 and Net 2..........................................................        (31,596)
     Proceeds from borrowing on credit facility....................................................................         18,000
                                                                                                                       -----------
                                                                                                                       $   (15,544)
                                                                                                                       ===========

(c)  Reflects the following:
     Elimination of inter-entity notes receivable and accrued interest.............................................    $    (1,407)
     Elimination of Lexington basis in its investments in limited partner units of Net 1 and Net 2.................         (1,419)
     Allocation of merger costs paid by Lexington..................................................................         (2,010)
     Elimination of accounts receivable - straight line rents for Net 1 and Net 2 property leases..................         (2,799)
     Elimination of inter-entity accounts receivable...............................................................            (41)
     Elimination of Lexington percentage ownership in the Net 1 and Net 2 asset management contracts...............           (340)
     Elimination of capitalized financing costs of Net 1 and Net 2.................................................           (734)
                                                                                                                       -----------
                                                                                                                       $    (8,750)
                                                                                                                       ===========
(d)  Reflects the following:
     The elimination of inter-entity notes payable and accrued interest............................................    $    (1,407)
     Proceeds from borrowing on credit facility....................................................................         18,000
                                                                                                                       -----------
                                                                                                                       $    16,593
                                                                                                                       ===========

(e)  Reflects the Elimination of inter-entity accounts payable.....................................................    $       (41)
                                                                                                                       ===========

(f)  Reflects the following:
     Issuance of 44,858 limited partnership units in Net 3, at $14.75 per unit price, in exchange for the general
        partnership interests in Net 1 and Net 2...................................................................    $       662

     Elimination of Lexington percentage ownership in the Net 1 and Net 2 asset management contracts...............           (340)
                                                                                                                       -----------
                                                                                                                       $       322
                                                                                                                       ===========

(g)  Reflects the elimination of Net 1 and Net 2 partners' capital.................................................    $   (61,735)
                                                                                                                       ===========


(h)  Reflects the issuance of 2,144,230 common shares, at $14.75 per share price, associated with the merger net of
        offering costs to be paid by Lexington of $2,010...........................................................    $    29,617
                                                                                                                       ===========

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LEXINGTON CORPORATE PROPERTIES TRUST


Date: December 11, 2001                      By:  /s/ T. Wilson Eglin
                                                 -------------------------------
                                                 T. Wilson Eglin
                                                 President

                                  EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------

99.1 Joint Consent and Proxy Solicitation Statement/Prospectus of Lexington (filed as Part I to Lexington's Registration Statement on Form S-4 (File No. 333-70790)).

99.2 Press release of Lexington dated November 29, 2001 (previously filed as Exhibit 99.2 to Lexington's Current Report on Form 8-K on November 30, 2001).*




-----------
*    Incorporated by Reference